Themes Silver Miners ETF
Schedule of Investments
December 31, 2024 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Materials - 99.9%(a)
Aya Gold & Silver, Inc. (b)	2,716	$20,293
Coeur Mining, Inc. (b)	1,899	10,862
Endeavour Silver Corp. (b)	6,067	22,205
First Majestic Silver Corp.	7,384	40,581
Fortuna Mining Corp. (b)	405	1,738
Franco-Nevada Corp.	139	16,334
Fresnillo PLC	2,934	22,828
Hecla Mining Co.	3,029	14,872
Hochschild Mining PLC (b)	1,536	4,115
Industrias Penoles SAB de CV (b)	2,772	35,390
Jiangxi Copper Co. Ltd. - Class A	1,400	3,959
Jiangxi Copper Co. Ltd. - Class H	12,300	19,733
KGHM Polska Miedz SA	806	22,442
MAG Silver Corp. (b)	1,620	22,010
MMG Ltd. (b)	5,178	1,707
Newmont Corp.	467	17,382
Pan American Silver Corp.	2,437	49,276
Silvercorp Metals, Inc.	7,929	23,829
SilverCrest Metals, Inc. (b)	2,282	20,813
Southern Copper Corp.	395	35,956
SSR Mining, Inc. (b)	262	1,824
Teck Resources Ltd. - Class B	375	15,204
Wheaton Precious Metals Corp.	895	50,377
Zhuzhou Smelter Group Co. Ltd. - Class A (b)	100	108
Zijin Mining Group Co. Ltd. - Class A	1,500	3,107
Zijin Mining Group Co. Ltd. - Class H	6,900	12,562
		489,507
TOTAL COMMON STOCKS (Cost $526,972)		489,507

SHORT-TERM INVESTMENTS - 0.1%		Value
Money Market Funds - 0.1%	Shares
First American Treasury Obligations Fund - Class X, 4.40% (c)	557	557
TOTAL SHORT-TERM INVESTMENTS (Cost $557)		557

TOTAL INVESTMENTS - 100.0% (Cost $527,529)		490,064
Other Assets in Excess of Liabilities - 0.0% (d)		52
TOTAL NET ASSETS - 100.0%		$490,116
two		–%
Percentages are stated as a percent of net assets.		–%

PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.
(d)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Themes Silver Miners ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$489,507	$–	$–	$489,507
Money Market Funds	557	–	–	557
Total Investments	$490,064	$–	$–	$490,064

Refer to the Schedule of Investments for further disaggregation of investment categories.